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                                                                    EXHIBIT 23.2




                        INDEPENDENT AUDITORS' CONSENT





We consent to the use of our report incorporated by reference in the Form S-8 Registration Statement of Harbinger Corporation.


                                         /s/ KPMG Peat Marwick LLP

                                         KPMG PEAT MARWICK LLP


Atlanta, Georgia
May 6, 1996


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